EXHIBIT C

DIRECTORS AND EXECUTIVE OFFICERS OF THE FILING PERSONS

The (i) name, (ii) title, (iii) country of citizenship, (iv) principal occupation and (v) principal business address of each of the directors and executive officers of the Filing Persons are listed below.

I.P.P. LUXCO HOLDINGS II S.A.R.L.

(i)	Dr. Francesco Bellini
(ii)	Manager
(iii)	Canada
(iv)	Chief Executive Officer, Neurochem Inc.
(v)	Picchio International Inc., 922 5th Avenue SW, Suite 502, Calgary Alberta T2P 5R4, Canada
(i)	Carl Speeke
(ii)	Manager
(iii)	Belgium
(iv)	Attorney, Fortis Intertrust Luxembourg
(v)	Fortis Intertrust Luxembourg 65, Boulevard Grande Duchesse Charlotte, L-1331 Luxembourg, Grand-Duchy of Luxembourg
(i)	Jean-Christophe Dauphin
(ii)	Manager
(iii)	France
(iv)	Attorney, Fortis Intertrust Luxembourg
(v)	Fortis Intertrust Luxembourg 65, Boulevard Grande Duchesse Charlotte, L-1331 Luxembourg, Grand-Duchy of Luxembourg

II.     PICCHIO PHARMA INC.

(i)	Andre Desmarais
(ii)	Deputy-Chairman and Director
(iii)	Canada
(iv)	President and Co-Chief Executive Officer, Power Corp.; Chairman, Power Tech
(v)	751 Square Victoria, Montreal, Quebec, H2Y 2J3, Canada
(i)	Dr. Francesco Bellini
(ii)	Chairman, President and Director
(iii)	Canada
(iv)	Chief Executive Officer, Neurochem Inc.
(v)	Picchio International Inc., 922 5th Avenue SW, Suite 502, Calgary Alberta T2P 5R4, Canada
(i)	Charles Cavell
(ii)	Director
(iii)	Canada
(iv)	Retired
(v)	2 Westmount Square Westmount(Quebec), H3Z 2S4, Canada
(i)	Peter Kruyt
(ii)	Director
(iii)	Canada
(v)	751 Square Victoria, Montreal, Quebec, H2Y 2J3, Canada
(i)	Dr. Gervais Dionne
(ii)	Director
(iii)	Canada
(iv)	Chief Executive Officer and Chief Scientific Officer, Virochem Pharma Inc.
(v)	Virochem Pharma Inc. 75 Armand-Frappier Blvd. Laval, Canada
(i)	Pierre Larochelle
(ii)	Director
(iii)	Canada
(iv)	President and Chief Executive Officer, Adaltis Inc.
(v)	Adaltis Inc., 10, 900 Hamon, Montreal,Quebec H3M 3A2, Canada
(i)	Luc Jobin
(ii)	Director
(iii)	Canada
(iv)	Exec. Vice President of Power Corp.
(v)	Power Corporation of Canada, 751 Victoria Square, Montreal, Quebec, H2Y 2173, Canada
(i)	Martin Cauchon
(ii)	Director
(iii)	Canada
(iv)	Attorney, Gowling Lafleur Henderson LLP
(v)	Gowling Lafleur Henderson LLP 1 Place Ville Marie, 37th Floor, Montreal, Quebec, H3B 3P4, Canada
(i)	Roberto Bellini
(ii)	Executive Vice President and Director
(iii)	Canada
(iv)	Executive Vice President, Picchio Pharma
(v)	Picchio International Inc., 922 5th Avenue SW, Suite 502, Calgary Alberta T2P 5R4, Canada

III.      FMRC FAMILY TRUST

(i)	John W. Churchill
(ii)	Trustee, FMRC Trust
(iii)	Canada
(iv)	Chartered Accountant (Retired)
(v)	10627 Bradbury Drive SW Calgary, Alberta, T2W 1A9
(i)	Vernon H. Strang
(ii)	Trustee, FMRC Trust
(iii)	Canada
(iv)	Chartered Accountant (Retired)
(v)	39 Scimitar View NW Calgary, Alberta, T3L 2B4

IV.     POWER TECHNOLOGY INVESTMENT CORPORATION

(i)	Andre Desmarais
(ii)	Director
(iii)	Canada
(iv)	President and Co--Chief Executive Officer, Power Corp.; Chairman, Power Tech
(v)	751 Victoria Square Montreal QC H2Y 2J3
(i)	Paul G. Desmarais, P.C., C.C
(ii)	Director
(iii)	Canada
(iv)	Chairman of the Executive Committee, Power Corp.
(v)	Power Corporation of Canada 751 Victoria Square Montreal QC H2Y 2J3
(i)	Anthony R. Graham
(ii)	Director
(iii)	Canada
(iv)	President, Wittington Investments, Limited
(v)	Wittington Investments, Limited 22 St. Clair Avenue East Suite 2001 Toronto, ON M4T 257
(i)	Peter Kruyt
(ii)	Director and Executive Officer
(iii)	Canada
(iv)	Vice-President, Power Corp., President and CEO, Power Tech
(v)	751 Victoria Square Montreal QC H2Y 2J3
(i)	Michel Plessis-Belair
(ii)	Director
(iii)	Canada
(iv)	Vice-Chairman and Chief Financial Officer, Power Corp.; Exec. VP and Chief Financial Officer, Power Financial Corporation
(v)	751 Victoria Square Montreal QC H2Y 2J3
(i)	Nathalie Pratte
(ii)	Director
(iii)	Canada
(iv)	President
(v)	Le Groupe Conseil Enviro-Strategies Inc. 1 Westmount Square, bureau 700 Westmount, P. Quebec, Canada H33 2P9
(i)	Luc Jobin
(ii)	Director
(iii)	Canada
(iv)	Exec. Vice President of Power Corp.
(v)	Power Corporation of Canada, 751 Victoria Square, Montreal, Quebec, H2Y 2J3, Canada
(i)	Leslie Raenden
(ii)	Director
(iii)	Canada
(iv)	Exec. Vice-President of Finance and Secretary, Power Tech
(v)	Power Technology Investment Corporation 751 Victoria Square Montreal QC H2Y 2J3
(i)	Gerard Veilleux
(ii)	Director
(iii)	Canada
(iv)	Vice-President, Power Corp. & President of Power Communications Inc.
(v)	Power Corporation of Canada 751 Victoria Square Montreal QC H2Y 2,73
(i)	Denis Le Vasseur
(ii)	Executive Officer
(iii)	Canada
(iv)	Vice President
(v)	Power Corporation of Canada 751 Victoria Square Montreal QC H2Y 2J3
(i)	Arnaud Vial
(ii)	Executive Officer
(iii)	Canada and France
(iv)	Vice President
(v)	Power Corporation of Canada 751 Victoria Square Montreal QC H2Y 2J3